UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2007

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Notes Offering

On September 24, 2007, Standard Pacific Corp. (the “Company”) entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the “Underwriters”) relating to the sale by the Company of $100,000,000 aggregate principal amount of 6% Convertible Senior Subordinated Notes due 2012 (the “Notes”), with an option granted to the Underwriters to purchase up to an additional $15 million aggregate principal amount of Notes solely to cover over-allotments. The Notes will be issued under a senior subordinated indenture, dated April 10, 2002, between the Company and Bank One Trust Company N.A. (“Bank One”), as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated April 10, 2002, between the Company and Bank One; a second supplemental indenture, dated February 22, 2006, between the Company and J.P. Morgan Trust Company, National Association (“J.P. Morgan”), as trustee (as successor in interest to Bank One); and the third supplemental indenture, dated September 24, 2007 between the Company, the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (as successor in interest to J.P. Morgan, and Bank One the “Trustee”) (as amended, the “Indenture”). The Indenture provides, among other things, that the Notes will be general senior subordinated obligations of the Company and will be guaranteed on a senior subordinated unsecured basis by the Company’s subsidiaries that have guaranteed the Company’s existing senior debt and senior subordinated notes.

The Notes will bear interest at a rate of 6.0% per year, payable on April 1 and October 1 of each year, beginning on April 1, 2008. The Notes are convertible under certain circumstances and, if not earlier converted, mature on October 1, 2012. Holders of the Notes may require the Company to repurchase the Notes if the Company is involved in certain types of corporate transactions or other events constituting a fundamental change.

The foregoing description of the Notes Underwriting Agreement and the third supplemental indenture is qualified in its entirety by reference to the Notes Underwriting Agreement and the third supplemental indenture, which are attached hereto as Exhibit 1.1, and Exhibit 4.1, respectively, and are incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the Notes offering, on September 24, 2007, the Company entered into convertible note hedge transactions (the “Convertible Note Hedge Transaction”) with Banc of America, N.A. and J.P. Morgan Chase Bank, N.A. (the “Counterparties”) that are intended to reduce the potential dilution to the holders of the Company’s common stock upon conversion of the Notes. The Convertible Note Hedge Transaction will expire upon the earlier of (i) the last day on which any Notes remain outstanding and (ii) the second scheduled trading day immediately preceding the maturity date.

The Company intends to apply approximately $9.12 million, or $10.49 million if the Underwriters exercise their over-allotment option in full, of the net proceeds of the Notes offering to pay the cost of the Convertible Note Hedge Transaction. The Company intends to use the remaining proceeds to repay a portion of the outstanding indebtedness under its revolving credit facility.

In connection with the Convertible Note Hedge Transaction, on September 24, 2007, the Company and the Counterparties entered into certain confirmation letters (collectively, the “Confirmations”). The description of the Convertible Note Hedge Transaction in this Item 1.01 is qualified in its entirety by reference to the Confirmations, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

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Share Lending Agreement

Concurrently with the Notes offering, on September 24, 2007, the Company entered into a share lending agreement (the “Share Lending Agreement”) with Credit Suisse International (“CSI”), an affiliate of Credit Suisse Securities (USA) LLC pursuant to which the Company will lend up to 7,839,809 shares of its common stock to CSI. Under the Share Lending Agreement and related underwriting agreement CSI will offer and sell the borrowed shares in a registered public offering and will use the short position resulting from the sale of such shares to facilitate the establishment of hedge positions by investors in the Notes offering. CSI will receive all of the proceeds from the sale of the borrowed shares. The Company will not receive any of the proceeds from such sales, but will receive a nominal lending fee of $0.01 per share.

While the borrowed shares would be considered issued and outstanding for corporate law purposes, the Company believes that under U.S. generally accepted accounting principles currently in effect, the borrowed shares would not be considered outstanding for the purpose of computing and reporting earnings per share because the shares lent pursuant to the Share Lending Agreement would be required to be returned to the Company on or about October 1, 2012, or earlier in certain circumstances.

The foregoing description of the underwriting agreement and Share Lending Agreement is qualified in its entirety by reference to the underwriting agreement and Share Lending Agreement, which are attached hereto as Exhibits 1.2 and 10.3, respectively and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2007, by and among the Company and the underwriters named therein.

1.2	Underwriting Agreement, dated September 24, 2007, between the Company and the underwriter named therein.

4.1	Third Supplemental Indenture, dated as of September 24, 2007, by and among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (as successor in interest to J.P. Morgan).

5.1	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes and Common Stock.

5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Borrowed Shares.

10.1	Confirmation, dated September 25, 2007, between Banc of America, N.A. and the Company.

10.2	Confirmation, dated September 25, 2007, between JPMorgan Chase Bank, National Association, London Branch and the Company.

10.3	Share Lending Agreement, dated September 24, 2007, between the Company and Credit Suisse International, as Borrower, and Credit Suisse, New York Branch, as agent.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2007

STANDARD PACIFIC CORP.

By:	/s/ Clay A. Halvorsen
Clay A. Halvorsen Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2007, by and among the Company and the underwriters named therein.

1.2	Underwriting Agreement, dated September 24, 2007, between the Company and the underwriter named therein.

4.1	Third Supplemental Indenture, dated as of September 24, 2007, by and among the Company, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (as successor in interest to J.P. Morgan).

5.1	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes and Common Stock.

5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Borrowed Shares.

10.1	Confirmation, dated September 25, 2007, between Banc of America, N.A. and the Company.

10.2	Confirmation, dated September 25, 2007, between JPMorgan Chase Bank, National Association, London Branch and the Company.

10.3	Share Lending Agreement, dated September 24, 2007, between the Company and Credit Suisse International, as Borrower, and Credit Suisse, New York Branch, as agent.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

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